CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MARCH 4, 2009                /S/ RICHARD J. ADLER
     ----------------------           ------------------------------------------
                                      Richard J. Adler, Chief Executive Officer
                                      (principal executive officer)


I, Michael J. Meagher, Vice President and Treasurer of EII Realty Securities Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MARCH 4, 2009                /S/ MICHAEL J. MEAGHER
     ----------------------           ------------------------------------------
                                      Michael J. Meagher, Vice President and
                                      Treasurer
                                      (principal financial officer)